EX-99.906CERT

CERTIFICATION

I, Vinod Gupta, Chief Executive Officer and Chief Financial Officer of Everest Funds (the “Registrant”), certify to the best of my knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2008 (the “Form N-CSR”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/Vinod Gupta
Name: Vinod Gupta
Title: President and Treasurer
Date: July 9, 2008

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Everest Funds and will be retained by Everest Funds and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.